Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Green Dragon Wood Products, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2016 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Kwok Leung Lee, president of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 27, 2017	By:	/s/ Kwok Leung Lee
Kwok Leung Lee
President (Principal Executive and Financial Officer)